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                                                                Exhibit 10.12(b)

                             SECOND AMENDMENT TO THE
                FMC CORPORATION DEFINED BENEFIT RETIREMENT TRUST

     THIS AGREEMENT is made effective this 1st day of November, 2001 by and between FMC CORPORATION (the "Company"), a Delaware corporation, and THE NORTHERN TRUST COMPANY, an Illinois corporation of Chicago, Illinois (the "Trustee");

     WHEREAS the Company and the Trustee executed the FMC Corporation Defined Benefit Retirement Trust (the "Trust") dated the 2/nd/ day of October 2000, and subsequently amended on April 30, 2001; and

     WHEREAS the Company and the Trustee desire to amend the Trust pursuant to Article Eight;

     NOW, THEREFORE, the sections of the Trust set forth below are amended as follows, effective as of November 1, 2001, except as otherwise provided below, but all other sections of the Trust shall remain in full force and effect.

1. The following phrase is hereby deleted from the third introductory paragraph of the Trust: "or hereafter acquired by the Trustee as Trustee in connection with a Plan for which this Agreement is adopted as the funding medium,".

2. The phrase "a Plan" is hereby replaced with "the Plan" in Sections 1.1, 1.12, 2.1, 9.3, 9.6 and 9.11.

3. The phrase "each Plan" is hereby replaced with "the Plan" in Sections 1.3, 5.1, 9.3 and 9.7.

4. Section 1.9 is hereby amended to replace "no Plan violates" with "the Plan does not violate".

5.   Section 1.13 is hereby amended in its entirety to read as follows:

            1.13 "Plan" means the FMC Corporation Employees' Retirement Program;

6.   Section 1.26 is hereby deleted in its entirety.

7. Section 2.1 is hereby amended by deleting the following language: "(but not exceeding the then value of the Plan Account to which the distribution is chargeable)".

8.   The phrase "any Plan" is hereby replaced with "the Plan" in Sections 9.3,
     9.12 and 9.13.

9.   In Section 9.11, the word "affected" is hereby deleted.

10.  Article Eleven is hereby deleted in its entirety.


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     IN WITNESS WHEREOF, the Company and the Trustee have caused this Amendment to be executed and attested by their respective corporate officers effective as of the dated stated above.

                                                  FMC CORPORATION

                                                  By: /s/ W. Kim Foster
                                                      --------------------------
                                                  Its: Vice President
                                                       -------------------------

ATTEST


/s/ Lori A. Lenard
-------------------------
Its:  Assistant Secretary

The undersigned, Steven H. Shapiro, does hereby certify that he/she is the duly elected, qualified and acting Secretary or Assistant Secretary of FMC Corporation (the "Company") and further certifies that the person whose signature appears above is a duly elected, qualified and acting officer of the Company with full power and authority to execute this Trust Amendment on behalf of the Company and to take such other actions and execute such other documents as may be necessary to effectuate this Amendment.

/s/ Steven H. Shapiro
---------------------
Assistant Secretary
FMC CORPORATION

                                                  THE NORTHERN TRUST COMPANY

                                                  By: /s/ M. Curtis Pence
                                                      --------------------------
                                                  Its: Vice President
                                                       -------------------------
ATTEST

__________________________
Its: Assistant Secretary

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